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                                                                  Exhibit 99(h)


                                     ARTHUR
                                    ANDERSEN



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                                                    Arthur Andersen, LLP

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                                                    Suite 400
April 1, 1998                                       8000 Towers Crescent Drive
                                                    Vienna VA 22182-2725
Office of the Chief Accountant                      703 734 7300
SECPS Letter File
Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549




To the Chief Accountant of the
Securities and Exchange Commission:

We have read Item 4 included in the attached form 8-K of Sodexho Marriott Services, Inc. (Commission File Number 1-12188) to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.

Very truly yours,

/s/ Arthur Andersen LLP
Arthur Andersen LLP


Copy to:
 Lawrence E. Hyatt, Chief Financial Officer
 Sodexho Marriott Services, Inc.